                                                                    EXHIBIT 99.4


                     NOTICE OF REDEMPTION/FORM OF ELECTION

                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP
                          CORNERSTONE PROPERTIES INC.


     SUBMIT THIS NOTICE OF REDEMPTION/FORM OF ELECTION ONLY IF YOU WISH TO CONVERT YOUR CORNERSTONE PARTNERSHIP UNITS TO CASH OR STOCK, WHICH WILL BE A TAXABLE TRANSACTION. DO NOT SUBMIT THIS FORM IF YOU WISH TO RECEIVE ONLY EOP PARTNERSHIP UNITS.



     As described in the accompanying consent solicitation/information
statement/prospectus dated as of May   , 2000, this Notice of Redemption/Form of
Election must be submitted in order for you to redeem your Cornerstone Partnership units for Cornerstone common stock before the proposed merger of Cornerstone Partnership with and into EOP Partnership, which we refer to as the partnership merger, and to make an election with respect to consideration that will be received by you, as a Cornerstone common stockholder, in connection with the proposed merger of Cornerstone with and into Equity Office, which we refer to as the REIT merger.



     A PROPERLY EXECUTED NOTICE OF REDEMPTION/FORM OF ELECTION MUST BE RECEIVED BY CORNERSTONE PARTNERSHIP BY 5:00 P.M., EASTERN TIME, ON THURSDAY, JUNE 15, 2000. IF A PROPERLY EXECUTED NOTICE OF REDEMPTION/FORM OF ELECTION IS NOT SO RECEIVED, YOUR CORNERSTONE PARTNERSHIP UNITS WILL NOT BE REDEEMED; YOU WILL RECEIVE EOP PARTNERSHIP UNITS IN THE PARTNERSHIP MERGER BASED ON THE 0.7009 EXCHANGE RATIO; AND YOU WILL NOT PARTICIPATE AS A CORNERSTONE STOCKHOLDER IN THE REIT MERGER. IF YOU SUBMIT A NOTICE OF REDEMPTION PURSUANT TO WHICH YOU MAKE AN EFFECTIVE REDEMPTION, BUT NOT AN EFFECTIVE ELECTION, YOUR CORNERSTONE PARTNERSHIP UNITS WILL BE REDEEMED; YOU WILL PARTICIPATE IN THE REIT MERGER; AND, IN THE REIT MERGER, YOU WILL RECEIVE EITHER CASH, EQUITY OFFICE COMMON SHARES, OR A COMBINATION OF CASH AND EQUITY OFFICE COMMON SHARES, BASED ON THE ELECTIONS MADE BY OTHER CORNERSTONE COMMON STOCKHOLDERS. BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THIS NOTICE OF REDEMPTION/FORM OF ELECTION, YOU MAY CHANGE OR REVOKE YOUR NOTICE OF REDEMPTION OR ELECTION AT ANY TIME BEFORE 5:00 P.M., EASTERN TIME, ON THURSDAY, JUNE 15, 2000.

                            ------------------------

     This Notice of Redemption/Form of Election is delivered in connection with the merger of Cornerstone Properties Limited Partnership ("Cornerstone Partnership"), a Delaware limited partnership, with and into EOP Operating Limited Partnership ("EOP Partnership"), a Delaware limited partnership, and the subsequent merger of Cornerstone Properties Inc. ("Cornerstone"), a Nevada corporation, with and into Equity Office Properties Trust ("Equity Office"), a Maryland real estate investment trust.


     By completing Part II hereof, titled "Notice of Redemption," the undersigned hereby notifies Cornerstone Partnership of the undersigned's exercise of its Redemption Right pursuant to Section 8.6 of the Agreement of Limited Partnership of Cornerstone Partnership, as modified by Section 1.1(a) of the Agreement and Plan of Merger, dated as of February 11, 2000, as amended, by and among Equity Office, EOP Partnership, Cornerstone and Cornerstone Partnership (the "Merger Agreement"). The undersigned further indicates hereby whether its exercise of such Redemption Right is made conditional, pursuant to
Section 1.1(a)(v) of the Merger Agreement, upon the receipt by the undersigned of solely cash as consideration in the REIT merger in exchange for some or all of the shares of Cornerstone common stock that would be issued in the redemption (the "Redemption Shares") if the redemption were effective. The undersigned Limited Partner of Cornerstone Partnership hereby indicates the name in which the Redemption Shares are to be issued by completing the box titled "Payment Instructions for Redemption Shares" in Part II.


     The undersigned understands that the undersigned is not required to submit this Notice of Redemption/Form of Election in connection with the partnership merger and that each Cornerstone Partnership unit that is not redeemed (whether because a conditional notice of redemption does not become effective pursuant to Sections 1.1(a)(v) and 1.12 of the Merger Agreement or because this Notice of Redemption/Form of Election is not properly completed and submitted in accordance with the accompanying Instructions, or because no Notice of Redemption/Form of Election is submitted) will be converted in the partnership merger into 0.7009 of an EOP Partnership unit and that no fractional units of EOP Partnership will be issued and that cash will not be paid in lieu of any fractional units. A holder of Cornerstone Partnership units who, based on the 0.7009 exchange ratio, would be entitled to receive a number of EOP Partnership units that is not a whole number, will receive a number of EOP Partnership units that is rounded to the nearest whole number.


     By completing Part III hereof, titled "Form of Election," the undersigned indicates a preference to have each share of Cornerstone common stock that is received by the undersigned pursuant to this Notice of Redemption/Form of Election converted into either (a) the right to receive 0.7009 of an Equity Office common share, with cash paid instead of any fractional share or (b) the right to receive $18.00 in cash, without interest, in accordance with, and subject to, Sections 1.10, 1.11 and 1.12 of the Merger Agreement. The undersigned further understands that no fractional Equity Office common shares will be issued, but instead, each holder of Cornerstone common stock, who otherwise would have been entitled to a fractional Equity Office common share, will receive an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (a) the average closing price of one Equity Office common share as reported on the New York Stock Exchange on the five trading days immediately preceding the date of the closing of the merger, by (b) 0.7009. Any check and any certificates for Equity Office common shares will be issued in the name and delivered to the address set forth in the box titled "Payment Instructions for Redemption Shares" in Part II, unless otherwise indicated in the boxes titled "Special Payment Instructions" and "Special Delivery Instructions" in Part III.



     Part IV hereof constitutes an "Irrevocable Special Power of Attorney," pursuant to which EquiServe L.P. is authorized to receive the Redemption Shares on behalf of the person to whom the Redemption Shares are issued as specified in
Part II and to transfer such Redemption Shares in connection with the REIT merger.



     Part V hereof, titled "Signatures," must be completed in order for this Notice of Redemption/Form of Election to be effective. The signature of the Limited Partner submitting this Notice of Redemption/Form of Election must be provided where indicated under the caption "Limited Partner Sign Here." In addition, if the Redemption Shares are issued under a name other than that of the Limited Partner submitting this Notice of Redemption/Form of Election, the signature of the person to whom the Redemption Shares are issued must also be provided in the space indicated. The signature(s) provided in Part V will serve to execute all three of the Notice of Redemption, the Form of Election and the Irrevocable Power of Attorney.



     Part VI hereof, titled "Withholding Certificates," contains certifications that should be completed by the person submitting this Notice of Redemption/Form of Election in order to avoid withholding of U.S. federal income tax with respect to the issuance of Redemption Shares and the subsequent payment of consideration in the REIT merger in exchange for those Redemption Shares. If these certifications are not completed and returned with this Notice of Redemption/Form of Election, withholding may be required.



     The following Notice of Redemption/Form of Election is subject to the terms, conditions and limitations set forth in (a) the consent
solicitation/information statement/prospectus dated May   , 2000, relating to
the partnership merger and the REIT merger, receipt of which is acknowledged by the undersigned, (b) the Merger Agreement attached as Annex A to the consent solicitation/information statement/prospectus, and (iii) the accompanying Instructions contained in Part VII hereof. Capitalized terms used but not defined herein shall have the same meaning given them in the consent solicitation/prospectus.



     PLEASE READ THIS ENTIRE NOTICE OF REDEMPTION/FORM OF ELECTION AND THE CONSENT SOLICITATION/INFORMATION STATEMENT/PROSPECTUS CAREFULLY BEFORE COMPLETING ANY SECTION BELOW. YOU MUST FOLLOW THE INSTRUCTIONS CONTAINED HEREIN. YOU MAY DIRECT QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE CONSENT SOLICITATION/INFORMATION STATEMENT/PROSPECTUS AND THIS NOTICE OF REDEMPTION/FORM OF ELECTION TO CORNERSTONE PARTNERSHIP.


     YOU ARE REMINDED THAT YOU DO NOT NEED TO COMPLETE THIS NOTICE OF REDEMPTION/FORM OF ELECTION IF YOU DESIRE TO RECEIVE ONLY EOP PARTNERSHIP UNITS IN CONNECTION WITH THE PARTNERSHIP MERGER.

                                     PART I

                         DUE DATE AND DELIVERY ADDRESS


     A properly executed Notice of Redemption/Form of Election must be Cornerstone Partnership by 5:00 p.m., Eastern Time, on Thursday, June 15, 2000. You may change or revoke your election at any time before 5:00 p.m., Eastern Time, on Thursday, June 15, 2000, by following Instruction A(2), set forth in
Part VII, below.



     This Notice of Redemption/Form of Election must be delivered to Cornerstone Partnership at the address set forth below.





  By Overnight Delivery, Hand Delivery or Mail:                 By Facsimile Transmission:
              Cornerstone Properties                                  (212)605-7199
               Limited Partnership
         c/o Cornerstone Properties Inc.                          Confirm by Telephone:
                     Tower 56                                         (212)605-7100
         126 East 56th Street, 6th Floor
             New York, New York 10022
           Attention: Thomas P. Loftus



     THIS NOTICE OF REDEMPTION/FORM OF ELECTION WILL NOT BE VALIDLY DELIVERED AND WILL BE OF NO FORCE AND EFFECT IF:


     - IT IS DELIVERED TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE;

     - IT IS TRANSMITTED VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH
       ABOVE;


     - IT IS NOT RECEIVED BY THE DATE AND TIME SPECIFIED ABOVE; OR


     - IT IS NOT PROPERLY SIGNED AND EXECUTED.

                                    PART II

                              NOTICE OF REDEMPTION

                             (See Instruction B(1))

     The undersigned Limited Partner of Cornerstone Partnership hereby submits this notice of redemption, which is conditioned on the completion of the partnership merger and hereby acknowledges that this Notice of Redemption shall have no effect unless the partnership merger is completed and that a redemption of Cornerstone Partnership units pursuant to this notice of redemption will not be effective until the date of the partnership merger immediately before the partnership merger is completed.


     In accordance with the terms of the Agreement of Limited Partnership of Cornerstone Partnership and the Merger Agreement, and the Redemption Right referred to in each of those agreements, the undersigned Limited Partner hereby:



     1. redeems class A common units of limited partnership interest in Cornerstone Partnership;


     2. surrenders such units and all right, title, and interest therein;

     3. represents, warrants, and certifies that the undersigned has marketable and unencumbered title to the units subject to this Notice of Redemption/Form of Election, free and clear of the rights or interests of any other person or entity and has the full right, power, and authority to redeem and surrender such units as provided herein and, in that regard, has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and surrender;


     4. directs that the shares of Cornerstone common stock (equal in number to the REIT Shares Amount (as defined in the partnership agreement of Cornerstone Partnership determined by Cornerstone in its capacity as General Partner)) deliverable upon exercise of the Redemption Right (the "Redemption Shares") be issued in the name of, and at the address, as specified below in the box labeled "Payment Instructions for Redemption Shares;" and



     5. pursuant to the Irrevocable Special Power of Attorney made part of this Notice of Redemption/Form of Election, directs that the Redemption Shares received pursuant to this notice of redemption be held on behalf of such person specified below in the box labeled "Payment Instructions for Redemption Shares" by EquiServe L.P. until the time of the REIT merger, at which time such Redemption Shares will be converted in the REIT merger into the right to receive for each such Redemption Share, either 0.7009 of an Equity Office common share or $18.00 in cash, without interest, subject to all terms and conditions, including proration, of the Merger Agreement.


                            -----------------------------


NOTE: A redemption of your Cornerstone Partnership units will be treated as a fully-taxable sale of those units for U.S. federal income tax purposes. For certain information as to the federal income tax consequences of each type of election, see "Material Federal Income Tax Consequences -- Tax Consequences of The Redemption of Cornerstone Partnership Units for Cornerstone Common Stock" in the consent solicitation/information statement/prospectus. You are urged to consult with your own tax advisor in order to determine the tax consequences to you of such a redemption prior to completing and returning this Notice of Redemption/Form of Election.

         REDEMPTION CONDITIONED UPON RECEIPT OF CASH IN THE REIT MERGER
                             (See Instruction B(2))

     If the box following this sentence is checked, the undersigned Limited Partner hereby makes this Notice of Redemption/Form of Election conditional upon the receipt of solely cash in the REIT merger in exchange for some or all of the Redemption Shares that would be received pursuant hereto if this Notice of Redemption/Form of Election becomes effective. [ ]


     The undersigned Limited Partner hereby makes this Notice of Redemption conditional upon the receipt of solely cash in the REIT merger for ________ of the Redemption Shares that would be received if this Notice of Redemption becomes effective.


                            ------------------------

                   PAYMENT INSTRUCTIONS FOR REDEMPTION SHARES
--------------------------------------------------------------------------------

You must indicate the name and address of the person to whom the Redemption Shares should be issued. This box must be completed even if the Redemption Shares are to be issued in the name of the Limited Partner of Cornerstone Partnership who is submitting this Notice of Redemption.

          ------------------------------------------------------------
                              Name (Please Print)

          ------------------------------------------------------------
                             Address (Please Print)

          ------------------------------------------------------------
                                    ZIP Code

          ------------------------------------------------------------
                        Telephone number with Area Code

          ------------------------------------------------------------
                                 Tax ID Number

                                    PART III

                                FORM OF ELECTION
                              (See Instruction C)


     In the boxes below, the undersigned specifies the number of the Redemption Shares for which an election is made hereby to receive cash and an election is made hereby to receive Equity Office common shares based on the Exchange Ratio. If the sum of the numbers of Redemption Shares provided in the boxes below is more than the total number of Redemption Shares to be received pursuant to the Notice of Redemption in Part II, this Form of Election will not be valid, and the Redemption Shares received pursuant to the Notice of Redemption will be considered Non-Electing Shares under the Merger Agreement. The sum of the numbers provided in the boxes below can be less than the total number of Redemption Shares to be received pursuant to the Notice of Redemption in Part II, in which case only the percentage of Redemption Shares for which neither cash nor Equity Office share consideration is elected will be considered Non-Electing Shares under the Merger Agreement. The numbers specified below must be whole numbers.



-------------------------------------------------------------------------------------------------------
            NUMBER OF REDEMPTION SHARES                         NUMBER OF REDEMPTION SHARES
             SUBJECT TO CASH ELECTION                         SUBJECT TO 0.7009 EQUITY OFFICE
                ($18.00 PER SHARE)*                                COMMON SHARE ELECTION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


---------------
* This number of Redemption Shares subject to the cash election as entered in this column cannot be less than the number, if any, of Redemption Shares specified in Part II above under the caption "Redemption Conditioned Upon Receipt of Cash in the REIT Merger." (See Instruction B(2))


     In the event that elections to receive either cash or Equity Office common shares exceed the limitations set forth in the Merger Agreement and described in the consent solicitation/information statement/prospectus, the shares of your Cornerstone common stock as to which elections have been made to receive the form of consideration which is over-subscribed will be reduced pursuant to specified procedures. For a description of these procedures, see Section 1.12 of the Merger Agreement attached as Annex A to the consent solicitation/information statement/prospectus and "The Merger Agreement -- The REIT Merger" in the consent solicitation/information statement/prospectus.



     The tax consequences to you of the REIT merger vary depending upon, among other things, which of the above alternatives you choose. For certain information as to the federal income tax consequences of each type of election, see "Material Federal Income Tax Consequences -- Tax Consequences of the REIT Merger" in the consent solicitation/information statement/prospectus.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (see Instructions F(7) and F(9))

  To be completed ONLY if the checks are to be made payable to, or the certificates for common shares of Equity Office are to be registered in the name of, someone other than the person specified in "Payment Instructions for Redemption Shares" in Part II above.

             Name(s)
                    -----------------------------------------------
                                      (PLEASE PRINT)

             Address:
                     ----------------------------------------------
                                      (PLEASE PRINT)

             ------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

             ------------------------------------------------------
                       (TELEPHONE NUMBER WITH AREA CODE)

             ------------------------------------------------------
                                 TAX ID NUMBER

                         SPECIAL DELIVERY INSTRUCTIONS
                             (see Instruction F(8))

  To be completed ONLY if the checks are to be made payable to, or the certificates for common shares of Equity Office are to be issued in the name of, the person specified in "Payment Instructions for Redemption Shares" in Part II above, but are to be sent to someone other than such person or sent to an address other than the address provided for such person.

             Name(s)
                    -----------------------------------------------
                                      (PLEASE PRINT)

             Address:
                     ----------------------------------------------
                                      (PLEASE PRINT)

             ------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

             ------------------------------------------------------
                       (TELEPHONE NUMBER WITH AREA CODE)

             ------------------------------------------------------
                                 TAX ID NUMBER

                                    PART IV

                     IRREVOCABLE SPECIAL POWER OF ATTORNEY
                            (SEE INSTRUCTION F(10))


     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby makes, constitutes, and appoints EquiServe L.P. as its true and lawful Attorney-in-Fact, with full power and authority in its name and on its behalf, as applicable, (A) to receive the shares of Cornerstone common stock payable to the undersigned upon the redemption of the undersigned's Cornerstone Partnership units, pursuant to this Notice of Redemption/Form of Election of which this Irrevocable Special Power of Attorney forms a part; (B) to hold on behalf of the undersigned such shares of Cornerstone common stock until the Effective Time of the REIT merger; and (C) to deliver on behalf of the undersigned such shares of Cornerstone common stock.


     The undersigned grants to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing whatsoever requisite, proper, or necessary to be done, in the exercise of any of the rights and powers herein granted, personally present, with full power of substitution or revocation, hereby ratifying and confirming all that said attorney-in-fact, or its substitute, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     The rights, powers and authority granted herein are coupled with an interest, and such rights powers and authority shall remain irrevocable and in full force and effect.

                                     PART V

                                   SIGNATURES

                           LIMITED PARTNER SIGN HERE
                  (SEE INSTRUCTIONS A(1), B, C, F(3) AND F(7))
     (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION F(3))


This form of election must be signed by the Limited Partner exactly as the Limited Partner's name appears on Schedule A to the Agreement of Limited Partnership of Cornerstone Partnership, as amended through the date hereof, and by any persons authorized hereby to become the registered holder of the Cornerstone common stock issued pursuant to this Notice of Redemption/Form of Election. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or any other representative acting in a fiduciary capacity, please set forth the signer's full title and see Instruction F(3).


 Signature of Limited Partner of Cornerstone Partnership Submitting this Notice of Redemption/Form of Election

X
--------------------------------------------------------------------------------
                         (SIGNATURE OF LIMITED PARTNER)

Date:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

Telephone Number: (     )
               -----------------------------------------------------------------

Tax Identification Number:
--------------------------------------------------------------------------------

IF PERSON NAMED IN "PAYMENT INSTRUCTIONS FOR REDEMPTION SHARES" IN PART II ABOVE IS DIFFERENT FROM PERSON NAMED IN "LIMITED PARTNER SIGN HERE" ABOVE, THE PERSON NAMED IN "PAYMENT INSTRUCTIONS FOR REDEMPTION SHARES" MUST SIGN BELOW.

         Signature of Person To Whom Redemption Shares Are To Be Issued

X
--------------------------------------------------------------------------------
                (SIGNATURE OF AUTHORIZED RECIPIENT OR SIGNATORY)

Date:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

Telephone Number: (     )
               -----------------------------------------------------------------

Tax Identification Number:
--------------------------------------------------------------------------------

                                    PART VI

                            WITHHOLDING CERTIFICATES
                              (See Instruction G)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT        Social Security Number or
 FORM W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         Employer Identification
                                                                                             Number
                                                                                             ---------------------------------
                                      -------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER          PART 2 -- CERTIFICATION -- Under Penalties of
IDENTIFICATION NUMBER (TIN)           Perjury, I Certify that:                               PART 3 --
                                      (1) the number shown on this form is my correct        Exempt from
                                          Taxpayer Identification Number (or I am waiting    Backup Withholding
                                          for a number to be issued to me) and
                                                                                             [ ]
                                      (2) I am not subject to backup withholding because
                                          (a) I am exempt from backup withholding, (b) I
                                          have not been notified by the Internal Revenue
                                          Service ("IRS") that I am subject to backup
                                          withholding as a result of failure to report
                                          all interest or dividends, or (c) the IRS has
                                          notified me that I am no longer subject to
                                          backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE --------------------------------------------------------------------- DATE: ------------------------ , 2000
 Name (please print) ------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   IF YOU HAVE WRITTEN "APPLIED FOR" IN THE BOX PROVIDED FOR THE TIN, YOU ARE INDICATING THAT YOU HAVE APPLIED FOR A TIN OR INTEND TO APPLY FOR A TIN IN THE
          NEAR FUTURE, AND YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of my Cornerstone common stock shall be retained until I provide a taxpayer identification number to EquiServe L.P. and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


 Signature:                                  Date:                       , 2000
           ----------------------------           -----------------------

 Name (please print):
                     ----------------------------------------------------------

                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP
                          CORNERSTONE PROPERTIES INC.

                       CERTIFICATE OF NON-FOREIGN STATUS
                                FOR INDIVIDUALS

     To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by me in connection with the redemption of my units of limited partnership interest ("Units") in Cornerstone Properties Limited Partnership, I, the undersigned, hereby certify the following:

     1. I am not a nonresident alien for purposes of U.S. income taxation;

     2. My U.S. taxpayer identification number (Social Security Number)
        is:               ; and

     3. My current home address is as follows:


     I hereby agree that if I become a nonresident alien prior to the date that I receive any payment in respect of the redemption of my Units, (i) I will notify Cornerstone Properties Limited Partnership and Cornerstone Properties Inc. at Tower 56, 126 East 56th Street, 6th Floor, New York, New York 10022 (Attention: Thomas P. Loftus), and (ii) I hereby authorize Cornerstone Properties Inc. to withhold ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by me in connection with the redemption. I understand that this certification may be disclosed to the Internal Revenue Service and that any false statement I have made here could be punished by fine, imprisonment, or both.


     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.


    SIGNATURE -------------------------------------------          DATE -----------------------------------------------
    PRINT NAME ------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10 PERCENT OF THE AMOUNT REALIZED BY YOU IN CONNECTION WITH THE REDEMPTION.

                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP
                          CORNERSTONE PROPERTIES INC.

                       CERTIFICATE OF NON-FOREIGN STATUS
                                  FOR ENTITIES

     To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by ______________________ in connection with the redemption of its units of limited partnership interest ("Units") in Cornerstone Properties Limited Partnership, the undersigned hereby certifies the following on behalf of ______________________.

     1. ______________________ is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. ______________________'s U.S. employer identification number is ______________________; and

     3. ______________________'s office address is:

     --------------------------------------------------------------



______________________ hereby agrees that if ______________________ becomes a foreign person prior to the date any payment in respect of this notice of redemption is received by ______________________, (i) ______________________
will notify Cornerstone Properties Limited Partnership and Cornerstone Properties Inc. at Tower 56, 126 East 56th Street, 6th Floor, New York, New York 10022 (Attention: Thomas P. Loftus), and (ii) ______________________ hereby authorizes Cornerstone Properties Inc. to withhold ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by ______________________ in connection with the redemption. ______________________ understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made here could be punished by fine, imprisonment, or both.


     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of ______________________.


    SIGNATURE                                                      DATE
              -----------------------------------------------           -----------------------------------------------
    PRINT NAME
               ----------------------------------------------
    TITLE
          ---------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10 PERCENT OF THE AMOUNT REALIZED BY YOU IN CONNECTION WITH THE REDEMPTION.

                                    PART VII

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.


     1. Time in which to Provide Notice and Elect. To be effective, Cornerstone Partnership must receive your properly completed and signed (and not revoked) notice of redemption and election on this Notice of Redemption/Form of Election or a facsimile hereof, at the address set forth in Part I of this Notice of Redemption/Form of Election, no later than 5:00 p.m., Eastern Time, on Thursday, June 15, 2000 (which time and day we refer to as the "election date"). If your Notice of Redemption/Form of Election is not so received, your Cornerstone Partnership units will not be redeemed for Cornerstone common stock and converted into cash and/or Equity Office common shares in the REIT merger, but they will be exchanged in the partnership merger for EOP Partnership units based on the 0.7009 exchange ratio. If your notice of redemption is properly completed, but your election is not, your Cornerstone Partnership units will be redeemed for Cornerstone common stock, but you will not be entitled to specify your preference and may receive either Equity Office common shares, cash or a combination of Equity Office common shares and cash in the REIT merger, determined in accordance with Section 1.12 of the Merger Agreement. See Instruction D.



     2. Change or Revocation of Notice of Redemption or Election. You may change your notice of redemption or election at any time prior to the election date. Cornerstone Partnership must receive your written notice, together with a completed and signed Notice of Redemption/Form of Election, at or before that time. You also may revoke your notice of redemption or election by providing written notice to Cornerstone Partnership at any time prior to the election date. If you wish to withdraw a revocation, you must deliver written notice of the withdrawal to Cornerstone Partnership at any time before the election date. If the mergers are not consummated before the end of the 60-day period following the election date, you may withdraw your Notice of Redemption/Form of Election as of the election date by providing written notice of withdrawal to Cornerstone Partnership at any time after the end of the 60-day period.


     3. Nullification of Election. All notices of redemption/forms of election will be void and of no effect if the mergers are not consummated.

B. TYPES OF NOTICES OF REDEMPTION.

     Subject to the provisions of Section 1.1(a) of the Merger Agreement, each Limited Partner of Cornerstone Partnership may elect to redeem its Cornerstone Partnership units for Cornerstone common stock in accordance with Section 8.6 of the Partnership Agreement of Cornerstone Partnership. Any redemption of Cornerstone Partnership units pursuant to this notice of redemption will not be effective until the date of the partnership merger immediately before the partnership merger is completed.


     1. Notice of Redemption That Is Not Conditional On the Receipt of Cash in the REIT Merger. You may exercise your Redemption Right by specifying the number of Cornerstone Partnership units that you are redeeming pursuant to this Notice of Redemption/Form of Election and properly signing this Notice of Redemption/Form of Election under the caption "Limited Partner Sign Here." If you do not check the box following the sentence under the caption "Redemption Conditioned Upon Receipt of Cash in the REIT Merger," your notice of redemption will not be conditional upon the receipt of cash, in any amount, in the REIT merger. However, your notice of redemption will be conditioned upon the completion of the partnership merger and will have no effect unless the partnership merger is completed.



     2. Notice of Redemption That Is Conditional On the Receipt of Cash in the REIT Merger. You may exercise your Redemption Right by specifying the number of Cornerstone Partnership units that you are redeeming pursuant to this Notice of Redemption/Form of Election and properly signing this Notice of Redemption/Form of Election under the caption "Limited Partner Sign Here." If you (a) check the box following the sentence under the caption "Redemption Conditioned Upon Receipt of Cash in the REIT Merger," (b) specify in the blank provided the whole number of Redemption Shares for which you wish to receive cash in the REIT merger in order for your notice of redemption to be effective, and (c) elect to receive cash in the REIT merger for at least the same number of Redemption Shares specified pursuant to (b) by properly completing the boxes marked "Form of Election," your notice of redemption as to the specified percentage of your Cornerstone Partnership units will be conditional upon the receipt of cash, as specified by you, in the REIT merger. A redemption of those specified Cornerstone Partnership units subject to such a conditional


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

notice of redemption will not be effective if the specified amount of cash will not be paid to you in the REIT merger due to the applicable proration provisions pursuant to Section 1.12 of the Merger Agreement.

     See Instruction F(4) for information concerning the right to submit multiple Notices of Redemption.

C. TYPES OF ELECTIONS.


     Subject to the provisions of Section 1.11 of the Merger Agreement, each share of Cornerstone common stock issued and outstanding immediately prior to the effective time of the REIT merger (including the Redemption Shares) will be converted into (a) the right to receive 0.7009 of an Equity Office common share,
(b) the right to receive $18.00 in cash, without interest, or (c) if the cash election is oversubscribed or undersubscribed, the right to receive a combination of Equity Office common shares and cash.


     By properly completing the boxes marked "Form of Election," you may indicate the whole number of your Redemption Shares which you desire to have converted into:

          (a) the right to receive in the merger $18.00 cash per share of Cornerstone common stock, without interest; or

          (b) the right to receive in the merger 0.7009 of an Equity Office common share, per share of Cornerstone common stock, with cash paid instead of any fractional share.

     See Instruction F(5) for information concerning the right to make multiple elections.

D. REDEMPTION, ELECTION AND PRORATION PROCEDURES.


     You will find a description of the redemption, election and proration procedures set forth in the consent solicitation/ information statement/ prospectus under "The Merger Agreement -- The Partnership Merger" and "The Merger Agreement -- The REIT Merger." A full statement of the redemption, election and proration procedures is contained in Article I of the Merger Agreement. All elections are subject to compliance with the election procedures and to the proration procedures set forth in the Merger Agreement. IN CONNECTION WITH MAKING ANY NOTICE OF REDEMPTION OR ELECTION, YOU SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE CONSENT SOLICITATION/INFORMATION STATEMENT/PROSPECTUS UNDER "MATERIAL FEDERAL INCOME TAX CONSEQUENCES -- TAX CONSEQUENCES OF THE REDEMPTION OF CORNERSTONE PARTNERSHIP UNITS FOR CORNERSTONE COMMON STOCK" AND "MATERIAL FEDERAL INCOME TAX CONSEQUENCES -- TAX CONSEQUENCES OF THE REIT MERGER."


E. RECEIPT OF CHECKS AND EQUITY OFFICE COMMON SHARES.


     As soon as practicable after the effective time of the REIT merger, checks and/or certificates representing common shares of Equity Office will be distributed to those former Limited Partners of Cornerstone Partnership who redeemed their Cornerstone Partnership units for Cornerstone common stock and surrendered their Cornerstone common stock to EquiServe L.P. for cancellation in connection with the REIT merger, and, accordingly, who are entitled to such checks and/or certificates. In no event shall any such former Limited Partner of Cornerstone Partnership be entitled to receive any interest on any cash to be received in the REIT merger.


F. GENERAL.


     1. Execution and Delivery. This Notice of Redemption/Form of Election or a facsimile hereof must be properly filled in, dated and signed, and must be delivered to Cornerstone Partnership at the address set forth in Part I of this Notice of Redemption/Form of Election.


     THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT YOUR OPTION AND RISK, BUT, IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space for any material required by this form of election, please attach a separate sheet.

     3. Signatures. If the notice of redemption/form of election is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other representative acting in a fiduciary capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the notice of redemption/form of election.


     4. Multiple Notices of Redemption/Forms of Election Allowed. You may submit a single Notice of Redemption/ Form of Election for some or all of your Cornerstone Partnership units or, alternatively, different Notices of Redemption may be submitted for specified portions of your Cornerstone Partnership units.

     5. Multiple Elections Allowed. You may make a single election for all of your shares of Cornerstone common stock or, alternatively, different elections may be made for different portions of your shares.

     6. Checks and New Certificates in Same Name. If checks or certificates representing Equity Office common shares are to be payable to the order of, or registered in, exactly the same name in which the shares of Cornerstone common stock are issued pursuant to this Notice of Redemption/Form of Election, it will not be necessary to pay for transfer taxes.


     7. Checks and New Certificates in Different Name. If checks or stock certificates are to be payable to the order of, or registered in, other than exactly the same name in which the shares of Cornerstone common stock are issued pursuant to this notice of redemption, this Notice of Redemption/Form of Election must be accompanied by appropriate, signed stock powers. Pursuant to the Irrevocable Special Power of Attorney made part hereof, EquiServe L.P. will have the authority to execute such stock powers on your behalf.


     8. Special Delivery Instructions. If either a check or a certificate for the Equity Office common shares, or both, are to be issued in your name, as the registered holder of shares of Cornerstone common stock, but are to be sent to someone other than you or to an address other than your address, it will be necessary to indicate the other person or address in the space provided.


     9. Stock Transfer Taxes. Equity Office will bear the liability for any state stock transfer taxes that apply to the delivery to you of checks and/or certificates for the Equity Office common shares pursuant to the REIT merger. However, if any check or certificate is to be issued to any person other than the person to whom the Redemption Shares are issued as indicated under "Payment Instructions for Redemption Shares" in Part II above, as the registered holder of the shares of Cornerstone common stock, it shall be a condition of the issuance and delivery of the check or certificate that EquiServe L.P. receive
(a) the amount of any stock transfer taxes (whether imposed on the person to whom the Redemption Shares are issued, as the registered holder, or the other person) that are to be paid because of the transfer to such person, or (b) satisfactory evidence that the stock transfer taxes have been paid or that an exemption applies before the check or certificate will be issued.



     10. Irrevocable Special Power of Attorney. Pursuant to the Irrevocable Special Power of Attorney made part hereof, EquiServe L.P. will have the authority to do all things necessary to exchange your Redemption Shares for the merger consideration that you will receive in the REIT merger. This Irrevocable Power of Attorney must be completed by the person named in the box marked "Payment Instructions for Redemption Shares" in Part II and the signature of such person in Part V will serve to execute the Irrevocable Special Power of Attorney.


     11. Miscellaneous. Insofar as possible, the merger consideration payable to you will be issued in a single check and/or a single stock certificate.

     Equity Office and Cornerstone will determine all questions with respect to this Notice of Redemption/Form of Election (including, without limitation, questions relating to the timeliness or effectiveness of any redemption or election and computations as to proration) and their determinations shall be conclusive and binding.


     You may obtain additional copies of this Notice of Redemption/Form of Election from Cornerstone Partnership (whose telephone number is 1-212-605-7100).


G. IMPORTANT TAX INFORMATION.

BACKUP WITHHOLDING.


     To prevent the application of federal income tax backup withholding, you must provide EquiServe L.P. with your correct Taxpayer Identification Number ("TIN") and certify that you are not subject to backup withholding. If you are an individual, your social security number is your TIN. The TIN should be provided in the box in Substitute Form W-9. If you do not return a form of election, you should still provide your TIN to EquiServe L.P. on Internal Revenue Service Form W-9. As a result of the allocation procedures described in the consent solicitation/information statement/ prospectus and the payment of cash in lieu of fractional shares of Equity Office common shares, even if you elect to receive only Equity Office common shares, you may receive cash in the REIT merger and, accordingly, should complete the Substitute Form W-9.


     Under federal income tax law, any person who is required to furnish such person's correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the Internal Revenue Service.


     If backup withholding applies to you, EquiServe L.P. is required to withhold 31% on payments for Cornerstone common stock made to you pursuant to the REIT merger. Backup withholding is not an additional tax. Rather, your tax liability, if you are subject to backup withholding, will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service. Certain holders, including, among others, corporations and certain foreign holders, are generally not subject to these backup withholding and reporting requirements. If you believe you qualify as an exempt recipient on the basis of foreign status, you must submit a Certificate of Foreign Status on Internal Revenue Service Form W-8BEN or an appropriate substitute Form (which EquiServe L.P. will provide upon request), signed under penalties of perjury, to EquiServe L.P. attesting to your exempt status.



     If you have not been issued a TIN and have applied for a TIN or if you intend to apply for a TIN in the near future, you should write "Applied For" in the box provided for the TIN on the Substitute Form W-9 included in this form of election. If this is the case, and you do not provide EquiServe L.P. with a TIN within 60 days, EquiServe L.P. will withhold 31% on payments for any Cornerstone common stock thereafter made to you pursuant to the REIT merger until you provide a TIN to EquiServe L.P.


     See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional information.

FIRPTA WITHHOLDING.


     To comply with the Foreign Investment in U.S. Real Property Tax Act of 1980 ("FIRPTA") Cornerstone may be required to withhold ten percent (10%) of the amount realized by you with regard to the redemption of your Cornerstone Partnership units unless you complete, execute and return to Cornerstone Partnership the appropriate Certificate of Non-Foreign Status included in this Notice of Redemption/Form of Election. For these purposes, Cornerstone Partnership will treat the "amount realized" by you as the sum of (1) the fair market value of the Cornerstone common stock you receive pursuant to the redemption plus (2) your share of Cornerstone Partnership's nonrecourse liabilities immediately prior to the redemption of your units.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
---------------------------------------------------------
                       ---------------------------------------------------------

    FOR THIS TYPE OF ACCOUNT:        GIVE THE NAME AND
                                           SOCIAL
                                          SECURITY
                                        NUMBER OF --
---------------------------------------------------------
        FOR THIS TYPE OF ACCOUNT:  GIVE THE EMPLOYER
                                   IDENTIFICATION
                                   NUMBER OF --
---------------------------------------------------------
 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, the
                                   first individual on
                                   the account(1)
 3.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law
 5.  Sole proprietorship account   The owner(3)
 6.  A valid trust, estate, or     The legal entity (Do
     pension trust                 not furnish the
                                   identifying number of
                                   the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself is
                                   not designated in the
                                   account title)(4)
 7.  Corporate account             The corporation
 8.  Religious, charitable, or     The organization
     educational organization
     account
 9.  Partnership account held in   The partnership
     the name of the business
10.  Association, club, or other   The organization
     tax-exempt organization
11.  A broker or registered        The broker or nominee
     nominee

---------------------------------------------------------
                       ---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 -- Application for a Social Security Number Card, or Form SS-4 -- Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get Forms SS-4 and SS-5 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

PAYEES EXEMPT FROM BACKUP WITHHOLDING


If you are an exempt payee, you should still file Form W-9 to avoid possible erroneous backup withholding. You should furnish your taxpayer identification number, check the box marked "exempt" on the form, and return it to EquiServe L.P.


PRIVACY ACT NOTICE -- Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES


(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer such as EquiServe L.P., you are subject to a penalty of $50 for each failure unless your failure is due to reasonable cause and not to willful neglect.


(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, PLEASE CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                       20